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                                                                    Exhibit 23.2

                      [Letterhead of KPMG Peat Marwick LLP]

                          Independent Auditors' Consent

The Board of Directors
Computer Network Technology Corporation:

We consent to the use of our reports incorporated herein by reference in this Form S-8 Registration Statement.

                                            /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
June 16, 1999